Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Quarterly Report of First Kansas Financial Corporation. (the "Company") on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Larry V. Bailey, President and Chief Executive Officer, and James
J. Casaert, Vice President and Treasurer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Larry V. Bailey
-------------------------------------
Larry V. Bailey
President and Chief Executive Officer

May 13, 2003


/s/ James J. Casaert
-------------------------------------
James J. Casaert
Vice President and Treasurer

May 13, 2003